                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 31, 2007


                              Dhanoa Minerals Ltd.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)



           Nevada                     333-129864                98-0470528
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

            1330 Martin Grove Road, Toronto, Ontario, Canada M9W 4X4
             ______________________________________________________
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: 1-416-838-4348

              _____________________________________________________
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         Effective May 31, 2007, the Chairman of the Board of Directors, Mr. Lee
A. Balak, was appointed Chief Executive Officer and President of Dhanoa
Minerals Ltd. (the "Company"). His appointment fills the vacancy created by the resignation of Mr. Paul Roberts.

         The Board of Directors also appointed Mr. William E. McNerney as a director and as the Secretary and Treasurer and Chief Financial Officer of the Company, effective May 31, 2007. From July of 2005 to May 2007, Mr. McNerney has been a consultant to Emco S.A., and other junior mining entities, assisting with the acquisition of undeveloped gold, silver and uranium properties in North and South America. He has served as President and Chief Executive Officer of Impactive Tech Inc., a Nevada Corp., managing mining stock portfolios. Mr. McNerney served Power Technology, Inc. as a Director from June of 1997 to May 2004 and as its Executive Vice President from June of 2001 until May 2004. From February 2000 to March 2003, Mr. McNerney has served as a Director and Secretary of Fluidic/Microwave Systems, Inc., a Nevada Corporation. From 1993 to 1999 he has been a Director Executive Vice President Officer of Revolutionary Technology Industries, Inc. From 1984 to 1993, Mr. McNerney was retired. From 1974 to 1984, Mr. McNerney owned and operated an oil and gas operating company, Golden Exploration, Inc.. From 1954 to 1976, Mr. McNerney was a commercial airline pilot, employed by Northwest Airlines. He attended the University of Minnesota.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Business Acquired.

                  Not Applicable

         (b) Pro Forma Financial Information

                  Not Applicable

         (c) Exhibits.

                  None



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2007

                                  Dhanoa Minerals Ltd.

                                  By:  /s/ Lee A. Balak
                                  ----------------------------------------------
                                           Lee A. Balak
                                           Chief Executive Officer and President